SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 22, 1997


                           INTERLINK ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-21808             77-0056625
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(State or other jurisdiction of       (Commission          (IRS Employer
 incorporation or organization)         File No.)        Identification No.)


 546 Flynn Road, Camarillo, California                          93012
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(Address of principal executive offices)                      (Zip Code)


                                 (805) 484-8855
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Statements and Exhibits

     (c)   Exhibits.

           99.1 Press release dated September 29, 1997.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     On September 29, 1997 Interlink Electronics, Inc. (the "Company") announced a $2,250,000 private placement of its Common Stock. The Company's press release announcing the placement is attached hereto as Exhibit 99.1.

     (a) The Company sold 324,349 shares of its Common Stock, par value $0.00001 per share (the "Shares"), on September 22, 1997;

     (b) The purchasers were Genplex Limited and Perfect Union Industrial Co. Ltd., both Hong Kong corporations;

     (c)   The aggregate purchase price for the Shares was $2,250,000;

     (d) The placement was exempt pursuant to Section 4(2) of the Securities Act of 1933 and Regulation S under the Act.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 30, 1997

                                      INTERLINK ELECTRONICS, INC.



                                      By  /s/ PAUL D. MEYER
                                          --------------------------------------
                                          Paul D. Meyer, Chief Financial Officer


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
                                  EXHIBIT INDEX


Exhibit      Description
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   99.1      Press release dated September 29, 1997.